First Quarter 2025 Earnings Call Presentation 29 April 2025 Note: update footnote copyright year annually

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2024 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger of WesBanco and Premier may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Premier may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, the are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Statements in this presentation with respect to the benefits of the merger between WesBanco and Premier, the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected time frames; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco’s 2024 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Successfully closed the acquisition of Premier Financial (“PFC”) on 2/28/2025 Significant economies of scale and strong pro forma profitability metrics Total organic loan growth was 7.8% YoY and 4.4% QoQ (annualized), and fully funded through deposit growth Total organic deposit growth was 6.8% YoY and 8.1% QoQ (annualized) Organic deposit growth, excluding CDs, increased 4.8% YoY and 10.6% QoQ (annualized) Net interest margin of 3.35% increased 32 basis points QoQ, driven by ~25 basis points from PFC interest mark accretion and securities restructuring Efficiency ratio of 58.6% improved 803 basis points YoY due to benefits from PFC and a focus on expense management and positive operating leverage Net Income Available to Common Shareholders and Diluted EPS(1) $51.2 million; $0.66/share Total Loan Growth +47.6% QoQ; +57.3% YoY Total Deposit Growth +50.6% QoQ; +57.8% YoY Average loans to average deposits 89.3% Non-Performing Assets to Total Assets 0.30% Tangible Common Equity to Tangible Assets(1) 7.47% Successful acquisition of PFC; strong organic loan and deposit growth Note: financial and operational highlights during the quarter ended March 31, 2025; YoY = year-over-year; QoQ = quarter-over-quarter (1) Non-GAAP measure – please see reconciliation in appendix Q1 2025 Financial and Operational Highlights

Key metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses and/or day 1 provision for credit losses on acquired loans Q1 2025 Financial and Operational Highlights

Allowance coverage ratio of 1.25% Note: ACL at 3/31/2025 excludes off-balance sheet credit exposures of $6.5 million; CECL allowance for losses on acquired loans of $87.1 million in the chart excludes $1.4 million which reflects the reserve on commitments and charge-offs on the acquired portfolio for a total of $88.5 million allowance for credit losses The allowance for credit losses on loans was $233.6 million at 3/31/2025, which provided a coverage ratio of 1.25% Excluded from the allowance for credit losses and related coverage ratio are fair market value adjustments on previously acquired loans representing 1.88% of total loans Under the Current Expected Credit Loss accounting standard, which ensures a forward-looking approach to credit risk, WesBanco was required to estimate and record expected credit losses over the life of the acquired PFC loans – this required day one provision for credit losses on acquired loans is considered a non-recurring earnings impact as it is associated with the closing of the PFC acquisition and not indicative of operational or credit quality trends Recorded an allowance for credit losses of $88.5 million ($87.1 million associated with loan outstandings) and a $59.4 million provision for the acquired loan portfolio, at 3/31/2025 Q1 2025 Current Expected Credit Loss (CECL)

Q1 2025 Total Portfolio Loans

Total organic loan growth of $0.9 billion year-over-year


($MM)
$11,873
$5,879
($575)
$1,401
$98
$18,676
Comm'l Avg Payoff Yield 6.45%
Comm'l Avg New Yield 7.32%
Total Loan Growth = 57.3%
3/31/2024
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
3/31/2025


($MM)
$12,656
$5,879
($145)
$295
($9)
$18,676
Comm'l Avg Payoff Yield 6.31%
Comm'l Avg New Yield 7.12%
Total Loan Growth = 47.6% (non-annualized)
12/31/2024
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
3/31/2025

- Reflecting $5.9 billion of loans from PFC and organic growth, total loans increased 57.3% YoY to $18.7 billion
- Total organic loan growth was +7.8% YoY and +1.1% (or +4.4% annualized) QoQ, which was driven by commercial loan growth of +9.8% YoY and +6.6% QoQ annualized
- PFC and loan production offices are contributing meaningfully to the commercial loan pipeline, which totaled approximately $1.3 billion, as of 3/31/2025
  - PFC ~30% of total pipeline
- CRE loan payoffs totaled approximately $83 million during Q1 2025, as compared to approximately $63 million last year(1)
- C&I line utilization was ~37% for Q1 2025, as compared to a mid-40% range prior to the pandemic(1)

Note: commercial payoffs and new originations and associated yields (in charts above) are WesBanco-only and do not include PFC
(1) WesBanco-only and does not include PFC

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Strong organic deposit growth fully funded strong loan growth Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Reflecting $6.9 billion of deposits from PFC and organic growth, total deposits increased 57.8% YoY to $21.3 billion Strong sequential quarter organic deposit growth of $285 million fully funded solid loan growth of $138 million Total organic deposit growth was 6.8% YoY and 8.1% QoQ (annualized) Organic deposit growth, excluding certificates of deposit, increased 4.8% YoY and 10.6% QoQ (annualized) Distribution: consumer ~54% and business ~30% (note: public funds, which are separately collateralized, ~16%) Average loans to average deposits were 89.3%, providing continued capacity to fund loan growth Q1 2025 Total Deposits

Tangible common equity to tangible assets ratio of 7.47%, which reflects the impact of the successful closing of the PFC acquisition Sold $775 million of acquired PFC securities and replaced with purchases of $475 million Sold securities were either low coupon or variable rate while purchases were higher coupon fixed rate and used excess proceeds to pay down higher cost borrowings Weighted average yield 2.86% vs. 2.53% last year Weighted average duration 4.6 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $198MM Held to Maturity (“HTM”)(2) = $107MM Restructuring of PFC securities portfolio improves average yield Note: securities chart excludes allowance for credit losses for HTM securities; weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~24% Non-GAAP measure – please see reconciliation in appendix HTM losses not recognized in accumulated other comprehensive income Q1 2025 Total Securities

NIM benefiting from loan growth and management of funding costs Q1 2025 NIM of 3.35% improved 32 basis points from the fourth quarter and 43 basis point from the prior year period, through a combination of higher loan and securities yields, lower funding costs, and purchase accounting accretion Interest rate mark accretion from the PFC acquisition and the securities restructuring benefited Q1 2025 NIM by approximately 25 basis points Deposit funding costs, including non-interest bearing deposits, were 188 basis points, increased 7 basis points YoY but decreased 9 basis points sequentially Approximately two-thirds of the $3 billion CD portfolio, with an average rate of 3.9%, mature or reprice lower during the next six months $1.4 billion of Federal Home Loan Bank borrowings, with an average rate of 4.5%, mature during Q2 2025 Borrowings increased $475 million YoY due to the addition of PFC’s advances Q1 2025 Net Interest Margin (NIM) Note: commercial loan repricing frequency chart is WesBanco-only and does not include PFC

Non-interest income increased year-over-year due primarily to the acquisition of PFC which drove higher service charges on deposits, bank-owned life insurance (“BOLI”), digital banking income, and trust fees Service charges on deposits reflect the addition of PFC, fee income from new products and services and treasury management, and increased general consumer spending Trust fees reflect PFC, organic growth, and market valuation changes BOLI includes a $0.9 million death benefit received and the addition of PFC Gross swap fees were $2.0 million, compared to $0.8 million in the prior year Fair market valuation loss of $1.0 million, as compared to a $0.8 million gain last year Fee income increased $4.0 million, or 13%, year-over-year Note: OREO = other real estate owned; AUM = assets under management; securities account values include annuities Q1 2025 Non-Interest Income

Focused on efficiency gains to support positive operating leverage Q1 2025 Non-Interest Expense Non-interest expense, excluding merger and restructuring charges, increased 17% YoY primarily due to the addition of the PFC expense base associated with approximately 900 employees and 70 financial centers Efficiency ratio of 58.6% improved 803 basis points YoY and 261 basis points QoQ due to the benefits of the PFC acquisition, as well as a continued focus on expense management and driving positive operating leverage Equipment and software expense includes the additional cost of operating two core systems until conversion to one platform in mid-May Amortization of intangible assets increased $2.1 million YoY and $2.2 million QoQ due to the core deposit intangible asset that was created from the acquisition of PFC

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $20B to $50B (excluding FINN) from S&P Capital IQ (as of 4/18/2025) and represent simple averages except criticized & classified loans as % of total loans and allowance for credit losses as % of total loans which are weighted averages Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Capital ratios above both regulatory and well-capitalized levels Note: financial data as of quarter ending 12/31; current year data as of 3/31/2025 and reflects successful acquisition of PFC; WSBC adopted Current Expected Credit Losses (“CECL”) accounting standard on 1/1/2020; in conjunction with the PFC acquisition, WSBC raised $200MM of common equity on 8/1/2024 to support the pro-forma bank’s balance sheet, regulatory ratios, and future growth Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets(2) Tier 1 Risk-Based Capital Ratio Well-Capitalized 8.0% Required 6.0% Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers ~1.0 million shares continue to remain for repurchase (as of 3/31/2025)(1) No shares repurchased on the open market during Q1 2025 Strong Capital Position

Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Equity and Tangible Common Equity to Tangible Assets Note: Premier Financial Corporation merger closed February 2025; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007 Reconciliation